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                                                               EXHIBIT 10(hh)(2)

                               NORAM ENERGY CORP.
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                                 First Amendment

         Arkla, Inc., a Delaware corporation (now known as NorAm Energy Corp. and hereinafter referred to as "NorAm" or the "Company"), adopted the Arkla, Inc. Deferred Compensation Plan for Directors, effective November 10, 1988, now known as the NorAm Deferred Compensation Plan for Directors (the "Plan"), to provide for the deferral of compensation of members of its Board of Directors and members of Advisory Boards of Directors of divisions of the Company and reserved the right to amend the Plan under Paragraph 8 thereof. On August 6, 1997, as a result of the merger by and among NorAm, Houston Industries Incorporated ("HI"), Houston Lighting & Power Company ("HL&P"), and HI Merger Inc., NorAm. was merged into HI Merger Inc. and became a wholly owned subsidiary of Houston Industries Incorporated ("Houston"), the corporation formed by the merger of HI and HL&P. As a result of the merger, Houston assumes sponsorship of the Plan, effective August 6, 1997. Accordingly, NorAm does hereby amend the Plan, effective August 6, 1997, as follows:

         1. The name of the Plan is hereby changed from the "Arkla, Inc. Deferred Compensation Plan for Directors" to the "NorAm Energy Corp. Deferred Compensation Plan for Directors."

         2. The first paragraph of the Plan is hereby amended in its entirety to read as follows:

                  "NorAm Energy Corp. and any successor thereto (hereinafter referred to as the 'Company'), maintains the following plan. The Company, formerly known as Arkla, Inc., established the Arkla, Inc. Deferred Compensation Plan for Directors, which has been subsequently renamed the NorAm Energy Corp. Deferred Compensation Plan for Directors (the 'Plan'). The Plan is effective as of November 10, 1988, and all deferrals hereunder shall cease effective as of August 6, 1997. In all other respects, the Plan shall continue until the liability for all amounts credited to the participating Directors'


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         Deferred Compensation Accounts hereunder has been discharged, at which time the Plan shall automatically terminate."

         3. Paragraph 3 of the Plan is hereby amended by the addition of the following sentence, which will appear at the end of such Paragraph:

         "Notwithstanding the foregoing, deferrals under the terms of this Plan will cease effective as of August 6, 1997, the effective date of the merger by and among Houston Industries Incorporated, Houston Lighting & Power Company, HI Merger, Inc. and NorAm Energy Corp."

         4. Section 8 of the Plan is hereby amended in its entirety to read as follows:

         "8. Amendment or Termination of the Plan. The Board of Directors of Houston Industries Incorporated may terminate the Plan at any time and may amend or modify the terms of the Plan at any time and from time to time; provided, however, that the amendment or termination of this Plan shall in no way affect the rights of participating Directors or their designated beneficiaries or estates to the receipt of payments of benefits, to the extent of the aggregate amount credited to the Deferred Compensation Account of each participating Director at the time of such amendment or termination plus amounts credited thereafter to such account pursuant to Subparagraph (c) of Paragraph 4 hereof."

         IN WITNESS WHEREOF, NorAm Energy Corp. and Houston Industries Incorporated have caused these presents to be executed by their duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 10th day of March, 1998, but effective as of August 6, 1997.

                                 NORAM ENERGY CORP.


                                 By   /s/ R. S. LETBETTER
                                      -----------------------------------------
                                      Name:    R. S. Letbetter
                                      Title:   President and Chief
                                               Operating Officer

ATTEST:


/s/ RUFUS S. SCOTT
---------------------------------



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                                 HOUSTON INDUSTRIES INCORPORATED


                                 By   /s/ LEE W. HOGAN
                                      -----------------------------------------
                                      Name:    Lee W. Hogan
                                      Title:   Executive Vice President

ATTEST:


/s/ RUFUS S. SCOTT
---------------------------------



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